                                                                       Exhibit M



THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE FISCAL AGENCY AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE REPUBLIC OF THE PHILIPPINES OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                          REPUBLIC OF THE PHILIPPINES

                          8.375% Global Bonds due 2011


                                                               CUSIP: 718286AV96
                                                          Common Code: 018676362
                                                              ISIN: US718286AV96
No. R-1                                                        U.S. $500,000,000

     REPUBLIC OF THE PHILIPPINES (herein called the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIVE HUNDRED MILLION U.S. Dollars (U.S.$500,000,000) on February 15, 2011, and to pay interest thereon from February 26, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing August 15, 2004 (each an "Interest Payment Date"), at the rate of 8.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the "registered Holder") in whose name this Security (or one or more predecessor Securities) is registered in the register of such Securities maintained pursuant to the Fiscal Agency Agreement at the close of business on February 1 or August 1 (whether or not a business day), as the case may be (each a "Regular Record Date"), next preceding such Interest Payment Date; provided, however, that the first payment of interest on any Security originally issued on a date between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner (not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange).

     Principal of (and premium, if any, on) this Security shall be payable in immediately available funds against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of (and premium, if any, on) and interest on this Security shall be made in immediately available funds in accordance with the foregoing and subject to applicable laws and regulations, by (if a registered Holder of greater than U.S.$1,000,000 in aggregate principal amount of Securities of this series so elects) transfer to an account denominated in U.S. dollars which is maintained by the payee with a bank. Each such registered Holder electing to obtain any of such payments by such transfer must give notice of such account to the Fiscal Agent not less than 15 days prior to the date of the payment to be obtained. If a registered Holder fails to give said notice prior to the time limit specified above, or does not so elect, payments of principal (and premium, if any) shall be made against surrender of this Security, and payments of interest shall be made, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the aforementioned register or, in the case of payments of principal (and premium, if any) to such other address as the registered Holder may specify upon such surrender, unless the Fiscal Agent at its discretion accepts such notice given after the time limit specified above, in which case a transfer may be made as described above. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of (and premium, if any, on) and interest on this Security have been made available for payment and either paid or returned to the Issuer as provided herein or in the Fiscal Agency Agreement, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York and in Europe (which, so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, shall include an office or agency in Luxembourg) for the payment of the principal of (and premium, if any, on) and interest on the Securities as herein provided.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:



                                            REPUBLIC OF THE PHILIPPINES



                                            By ____________________________
                                               Name:
                                               Title:







                          CERTIFICATE OF AUTHENTICATION


     This is one of the Securities of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

Date of Authentication:



                                            THE CHASE MANHATTAN BANK,
                                             as Fiscal Agent



                                            By __________________________
                                                  Authorized Signatory

     This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities") issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, dated as of October 4, 1999, as amended or supplemented (herein called the "Fiscal Agency Agreement"), between the Issuer and The Chase Manhattan Bank, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York and, so long as the Securities of this series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, at the office of the Paying Agent hereinafter named in Luxembourg . This Security is one of the Securities of the series designated on the face hereof, limited in aggregate principal amount to U.S.$1,284,215,000. The holder of this Security will be entitled to the benefits of the provisions of the Fiscal Agency Agreement. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof. Interest on this Security will be computed on the basis of a 360-day year, consisting of twelve 30-day months.

     The Securities of this series are subject to Section 19 of the Fiscal Agency Agreement. The provisions of Section 12 of the Fiscal Agency Agreement shall not apply to the Securities of this Series.

     The Securities are the direct, unconditional, unsecured and general obligations of the Issuer and will rank pari passu in priority of payment with all present and future unsecured and unsubordinated External Indebtedness (as defined below) of the Issuer.

     The Securities of this series are issuable only in fully registered form. The Securities are issuable in the authorized denominations of U.S.$2,000 and integral multiples of U.S.$1,000 above that amount.

     The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and has agreed to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Securities and of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or transfer agent or to appoint additional or other registrars or transfer agents or to approve any change in the office through which any security registrar or any transfer agent acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York.

     The transfer of a Security is registrable on the aforementioned register upon surrender of such Security at the corporate trust office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the registered Holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

     At the option of the registered Holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the corporate trust office of the Fiscal Agent. Any registration of exchange will be effected upon the Fiscal Agent being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered Holder making the exchange is entitled to receive. The new Security issued upon such exchange shall be so dated that neither gain nor loss of interest shall result from such exchange. Notwithstanding the foregoing, the exchange of this Security is subject to certain limitations set forth in the Fiscal Agency Agreement.

     In the event of a redemption of the Securities of this series in part, the Issuer shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before, and continuing until, the date notice is given identifying the Securities to be redeemed, or (ii) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

     In case any Security of a series shall at any time become mutilated or destroyed or stolen or lost, and such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent, a new Security of like tenor and date will be issued by the Issuer in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost, but, in the case of any destroyed or stolen or lost Security, only upon receipt of evidence satisfactory to the Issuer and the Fiscal Agent that such Security was destroyed or stolen or lost, and, upon receipt also of indemnity (including, without limitation, an indemnity bond) satisfactory to the Issuer and the Fiscal Agent. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security including, without limitation, the fees and reasonable expenses of the Fiscal Agent and its counsel, shall be borne by the owner of the Security mutilated, destroyed, stolen or lost.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation of the Issuer evidencing the same indebtedness and entitled to the same benefits this Security has at the time of such registration of transfer or exchange.

     No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Security not involving any registration of a transfer.

     Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

     In any case where the due date for the payment of the principal of (and premium, if any, on) or interest on any Security shall be, at any place from which any check in respect thereof is to be mailed or where such Security is to be surrendered for payment or, in the case of payments by transfer, where such transfer is to be made, a day on which banking institutions in The City of New York are authorized or obligated by law to close, then such payment need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment, and no interest shall be payable in respect of any such delay.

     The Issuer shall provide to the Fiscal Agent at its principal corporate trust office in the Borough of Manhattan, The City of New York, on or prior to 10:00 A.M., New York time, one business day prior to the payment date in same day funds, monies in such amounts which (together with any amounts then held by the Fiscal Agent and available for the purpose) are sufficient to make such payment. Any monies provided by the Issuer to the Fiscal Agent for the payment on or in respect of the Securities of this series and remaining unclaimed at the end of two years after such payment shall have become due shall then be returned to the Issuer, and upon the return of such monies all liabilities of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of (or premium, if any, on) or interest on this Security as the same shall become due.

     Notwithstanding the foregoing, the Securities of this series will become void unless presented by the holders to the Fiscal Agent for payment within a period of ten years in the case of principal, and five years in the case of interest, from the respective due dates for payment in respect of such Securities.

     So long as any of the Securities of this series remain outstanding, the Issuer will not create or permit to subsist (a) any mortgage, deed of trust, charge, pledge, lien or other encumbrance or preferential arrangement which has the practical effect of constituting an security interest whether in effect on the issue date or thereafter (a "Lien") upon the whole or any part of its assets or revenues to secure any External Public Indebtedness (as defined below), unless the Issuer shall procure that all amounts payable under the Securities of this series are secured equally and ratably or (b) any preference or priority in respect of any other External Public Indebtedness of the Issuer pursuant to
Article 2244(14) of the Civil Code of the Philippines, or any successor Philippine law providing for preferences or priority in respect of notarized External Public Indebtedness, unless amounts payable under the Securities of this series are granted preference or priority equally and ratably therewith.

     Notwithstanding the above, the Issuer may create or permit the creation of any Lien (i) upon any property or asset (or any interest therein) at the time of purchase, improvement, construction, development or redevelopment thereof solely as security for the payment of the purchase, improvement, construction, development or redevelopment costs of such property or asserts, (ii) securing Refinanced External Public Indebtedness (as defined below), (iii) arising in the ordinary course of banking transactions to secure External Public Indebtedness maturing not more than one year after the date on which such External Public Indebtedness was incurred, (iv) existing on any property or asset at the time of its acquisition or arising after such acquisition pursuant to contractual commitments entered into prior to and not in contemplation of such acquisition, and extensions and renewals of any such Lien which is limited to the original property or asset covered thereby and which secures any extension or renewal of the original secured financing, (v) arising out of the extension, renewal or replacement of any External Public Indebtedness that is permitted to be subject to a Lien pursuant to any of the foregoing clauses (i) or (ii) provided, however, that the principal amount of the External Public Indebtedness so secured is not increased, (vi) which (A) arises pursuant to an attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings or (B) secures the reimbursement obligation under any bond given in connection with the release of property from any Lien referred to in (A) above, provided that in each of (A) and (B) such Lien is released or discharged within one year of its imposition or (vii) arising by operation of law, provided that any such Lien is not created or permitted to be created by the Issuer for the purpose of securing any External Public Indebtedness.

     "Refinanced External Public Indebtedness" means the US$130,760,000 Series A Interest Reduction Bonds Due 2007 issued by the Issuer on December 1, 1992, the US$626,616,000 Series B Interest Reduction Bonds Due 2008 issued by the Issuer on December 1, 1992, the US$153,490,000 Series A Principal Collateralized Interest Reduction Bonds Due 2018 issued by the Issuer on December 1, 1992 and the US$1,740,600,000 Series B Collateralized Interest Reduction Bonds Due 2017 issued by the Issuer on December 1, 1992.

     "External Public Indebtedness" means any External Indebtedness which is in the form of, or represented by, bonds, debentures, notes or other similar instruments or other securities and is, or is eligible to be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

     The Issuer will make all payments of principal of (and premium, if any, on) and interest on this Security without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Republic of the Philippines or by or within any political subdivision thereof or any authority therein having power to tax (a "Philippines Tax"), unless deduction or withholding of such Philippines Tax is compelled by law. In that event the Issuer will pay such additional amounts ("Additional Amounts") as will result in the payment to holders of the Securities of this series of the amounts that would otherwise have been receivable in respect of principal and premium and interest (if any), except that no such Additional Amount shall be payable in respect of any Securities of this series presented for payment:

     (a) by or on behalf of a holder who is subject to such Philippines Tax in respect of this Security by reason of such holder being connected with the Republic of the Philippines (or any political subdivision thereof) otherwise than merely by holding this Security or receiving principal or premium or interest in respect thereof; or

     (b) by or on behalf of a holder who would not be liable for or subject to such withholding or deduction but for the failure of the holder to comply with any reasonable certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, or the holder of this Security, if compliance is required by statute or regulation, or similar governmental action of the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding; or

     (c) more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional payment on presenting the same for payment on the last day of such 30-day period; for this purpose the "relevant date" in relation to this Security means:

          (i) the due date for payment thereof; or

          (ii) (if the full amount of the monies payable on such date has not been received in The City of New York by the Fiscal Agent on or prior to such due date) the date on which, the full amount of such monies having been so received, notice to that effect is duly given to holders of the Securities of this series in accordance with the Fiscal Agency Agreement.

     The Issuer's obligation to pay Additional Amounts in respect of taxes, duties, assessments and governmental charges shall not apply to (a) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge or (b) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from payments of principal of or premium or interest on this Security, provided that the Issuer shall pay all stamp taxes and other duties, if any, that may be imposed by the Republic of the Philippines, the United States or any political subdivision thereof or any taxing authority of or in the foregoing, with respect to the Fiscal Agency Agreement or as a consequence of the issuance of this Security.

     Except as specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of (or premium, if any, on) or interest on any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     The Securities of this series will not be subject to any sinking fund and will not be redeemable except as described below.

     In the event:

     (i) the Issuer shall default in any payment of principal of or premium (if any) on any Security of this series (whether at maturity, upon redemption or otherwise), or in any payment of interest on any Security of this series, and such default shall continue for a period of 30 days,

     (ii) the Issuer shall default in the performance of any other covenant in the Securities of this series and, if such default is capable of remedy, such default shall continue for a period of 60 days after written notice thereof shall have been given to the Issuer at the corporate trust office of the Fiscal Agent in The City of New York by the holder of any Securities of this series,

     (iii) any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any External Public Indebtedness of the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral Ng Pilipinas ("Bangko Sentral")) having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination),

     (iv) any default shall occur in the payment of principal of, or premium or prepayment charge (if any) or interest on, any External Public Indebtedness of the Issuer having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination), when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto,

     (v) the validity of the Securities of this series or the Fiscal Agency Agreement shall be contested by the Issuer or any legislative, executive or judicial body or official of the Issuer which is authorized in each case by law to do so and, acting alone or together with any other such body or official, has the legal power and authority to declare the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable, or the Issuer shall deny any of its obligations under the Securities of this series or the Fiscal Agency Agreement (whether by a general suspension of payments or a moratorium on the payment of debt or otherwise), or any constitutional provision, treaty, convention, law, regulation, official communique, decree, ordinance or policy of the Issuer, or any final and non-appealable decision by any court in the Issuer having jurisdiction, shall render any provision of the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable or shall prevent or delay the performance or observance by the Issuer of any of its obligations thereunder,

     (vi) any constitutional provision, treaty, convention, law, regulation, ordinance, decree, consent, approval, license or other authority necessary to enable the Issuer to make or perform its obligations under the Securities of this series or the Fiscal Agency Agreement, or for the validity or enforceability thereof shall expire without renewal, be withheld, revoked, terminated or otherwise cease to remain in full force and effect, or shall be modified in a manner which is materially prejudicial to the interests of the holders of the Securities of this series,

     (vii) the Issuer declares a general moratorium with respect to the repayment of the External Indebtedness of either the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral),

     (viii) the Issuer shall cease to be a member of the International Monetary Fund (the "IMF") or shall cease to be eligible to use the general resources of the IMF or

     (ix) the Issuer or the central bank of the Issuer (as of the date of hereof, Bangko Sentral) shall not at all times exercise full ownership, power and control over the International Monetary Assets of the Issuer;

provided that in the case of clauses (ii), (v), (vi) and (vii), such event is materially prejudicial to the interests of the holders of the Securities of this series (each of the events described in clauses (i) through (ix) being an "Event of Default"), then, and in every such case, the Fiscal Agent shall, upon the instruction of the Holders of not less than 25% of the aggregate principal amount of the Securities of this series Outstanding (as defined in Section 19 of the Fiscal Agency Agreement) at that time, by written demand given to the Issuer with a copy to the Fiscal Agent, declare the principal amount of all the Securities of this series and the accrued interest thereon to be immediately due and payable, unless prior to receipt of such demand by the Issuer all such Events of Default shall have been cured, waived or otherwise remedied. If any and all existing Events of Default hereunder shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% of the aggregate principal amount of the Securities of this series Outstanding at that time, by written notice to the Issuer and to the Fiscal Agent as set forth in the Fiscal Agency Agreement, by written consent or by a vote at meeting held in accordance with the provisions set forth herein, may, on behalf of all the Holders, rescind and annul any prior declaration of the acceleration of the principal of and interest accrued on the Securities and its consequences, but no such rescission and annulment shall extend to or affect any subsequent default, or shall impair any right consequent thereon.

     Upon payment of the amount of principal so declared due and payable, all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

     As used herein, "External Indebtedness" means any indebtedness that is denominated or payable by its terms in, or at the option of the holder thereof payable in, a currency or currencies other than the currency of the Republic of the Philippines. "Indebtedness" means any indebtedness for money borrowed or any guarantee of indebtedness for money borrowed. No periodic evidence is required to be furnished by the Issuer as to the absence of defaults.

     "International Monetary Assets" means all (i) gold, (ii) Special Drawing Rights, (iii) Reserve Positions in the Fund and (iv) Foreign Exchange.

     "Special Drawing Rights," "Reserve Positions in the Fund" and "Foreign Exchange," have, as to the types of assets included, the meanings given to them in the IMF's publication entitled "International Financial Statistics" or such other meanings as shall be formally adopted by the IMF from time to time.

     For purposes of determining whether the holders of the requisite principal amount of Outstanding Securities of a series are present at a meeting of holders of Securities of this series for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement under the Fiscal Agency Agreement, Securities of this series owned, directly or indirectly, by the Issuer or any public sector instrumentality of the Issuer shall be disregarded and deemed not to be Outstanding, except that in determining whether the Fiscal Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, only Securities of this series which the Fiscal Agent knows to be so owned shall be so disregarded. As used in this paragraph, "public sector instrumentality" means Bangko Sentral, any department, ministry or agency of the Issuer or any corporation, trust, financial institution or other entity majority-owned and controlled by the Issuer or any of the foregoing, and "control" means the power, directly or indirectly, through the ownership of voting securities or other ownership interests or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

     A meeting of holders of the Securities of this series may be called in accordance with the Fiscal Agency Agreement by the Issuer, the Fiscal Agent or the holders of at least 10% in aggregate principal amount of the Securities of this series then Outstanding, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or this Security to be made, given or taken by the holders of the Securities of this series or to modify, amend or supplement the terms of the Securities of this series or the Fiscal Agency Agreement.

     For purposes of a meeting of the holders of the Securities of this series other than a meeting to discuss a Reserved Matter, the persons entitled to vote a majority of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of holders to discuss a Reserved Matter, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of quorum, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the original meeting. To vote at a meeting, a person must either hold Securities of this series Outstanding at that time or be duly appointed as a proxy for a holder of the Securities. The Fiscal Agent will make all rules governing the conduct of any meeting.

     Section 19(c) of the Fiscal Agency Agreement, which section is hereby incorporated mutatis mutandis by reference herein, provides that, (i) at any meeting of holders of the Securities of this series duly called and held pursuant thereto, upon the affirmative vote, of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding (for the avoidance of doubt, not of only the Outstanding Securities of this series represented at such meeting but of all the Securities of this series Outstanding at that time), or (ii) with the written consent of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding, the Issuer and the Fiscal Agent may make any modification, amendment, supplement or waiver of the Fiscal Agency Agreement or the terms and conditions of the Securities of this series that would (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on any Security of this series, (B) reduce the principal amount of, or the portion of such principal amount which is payable upon acceleration of the maturity of, or the interest rate on, or any premium payable upon redemption of, any Security of this series,
(C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of Securities of this series is payable, (D) shorten the period during which the Issuer is not permitted to redeem the Securities of this series, or permit the Issuer to redeem the Securities of this series if, prior to such action, the Issuer is not permitted to do so, (E) reduce the proportion of the principal amount of Securities of this series the vote or consent of the holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the terms and conditions of the Securities of this series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of "Outstanding" with respect to the Securities of this series, (F) change the obligation of the Issuer to pay additional amounts with respect to the Securities of this series, (G) change the governing law provision of the Securities of this series, (H) change the courts to the jurisdiction of which the Issuer has submitted, the Issuer's obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, The City of New York, as set forth in Section 15 of the Fiscal Agency Agreement, or the Issuer's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Securities of this series, as set forth in Section 15 of the Fiscal Agency Agreement, (I) in connection with an exchange offer for the Securities of this series, amend any Event of Default, or (J) change the status of the Securities of this series, as set forth in the terms of the Securities of this series and as described under "Description of the Debt Securities--Status of Debt Securities" in the prospectus, as amended by any prospectus supplement, applicable to the Securities of this series. Each of the actions set forth in clauses (A) through (J) of the preceding sentence is referred to herein as a "Reserved Matter."

     Section 19(b) of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided, (i) upon the affirmative vote of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding represented at a meeting of holders duly called pursuant thereto (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, other than a modification, amendment, supplement or waiver constituting a Reserved Matter (as defined above), and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series, other than a waiver or other action constituting a Reserved Matter.

     Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the registered Holder of this Security and on all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (i) adding to the covenants of the Issuer for the benefit of the holders of Securities, or (ii) surrendering any right or power conferred upon the Issuer, or (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, or (iv) curing any ambiguity or curing, correcting or supplementing any defective provision contained in the Securities or in the Fiscal Agency Agreement, and (v) amending the Fiscal Agency Agreement or the Securities of this series in any other manner which shall not be inconsistent with the provisions of this Security and shall not adversely affect the interests of the registered Holder of this Security, to all of which each holder of any Security, by acceptance thereof, consents.

     The Issuer may from time to time without the consent of the holders of the Securities of this series create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects (or in all respects except for the payment of interest on the Securities of this series (i) scheduled and paid prior to the date of issuance of such notes, bonds or debentures or (ii) payable on the first Interest Payment Date following such date of issuance) so that such further issue shall be consolidated and form a single series with the outstanding notes, bonds and debentures of any series (including the Securities of this series), provided, however, that any such further issue may not have a greater amount of original issue discount for U.S. federal tax purposes than the existing Securities have as of the date of issuance of the further issue. Any further notes, bonds or debentures forming a single series with the outstanding notes, bonds or debentures of any series (including the Securities of this series) constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement.

     No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer to pay the principal of (and premium, if any, on) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     This Security shall be governed by and construed in accordance with the laws of the State of New York, except with respect to authorization, execution and delivery of the Securities of this series and the Fiscal Agency Agreement by the Issuer which shall be governed by the laws of the Republic of the Philippines.

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE FISCAL AGENCY AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE REPUBLIC OF THE PHILIPPINES OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                          REPUBLIC OF THE PHILIPPINES

                          8.375% Global Bonds due 2011


                                                               CUSIP: 718286AV96
                                                          Common Code: 018676362
                                                              ISIN: US718286AV96
No. R-2                                                        U.S. $500,000,000

     REPUBLIC OF THE PHILIPPINES (herein called the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIVE HUNDRED MILLION U.S. Dollars (U.S.$500,000,000) on February 15, 2011, and to pay interest thereon from February 26, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing August 15, 2004 (each an "Interest Payment Date"), at the rate of 8.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the "registered Holder") in whose name this Security (or one or more predecessor Securities) is registered in the register of such Securities maintained pursuant to the Fiscal Agency Agreement at the close of business on February 1 or August 1 (whether or not a business day), as the case may be (each a "Regular Record Date"), next preceding such Interest Payment Date; provided, however, that the first payment of interest on any Security originally issued on a date between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner (not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange).

     Principal of (and premium, if any, on) this Security shall be payable in immediately available funds against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of (and premium, if any, on) and interest on this Security shall be made in immediately available funds in accordance with the foregoing and subject to applicable laws and regulations, by (if a registered Holder of greater than U.S.$1,000,000 in aggregate principal amount of Securities of this series so elects) transfer to an account denominated in U.S. dollars which is maintained by the payee with a bank. Each such registered Holder electing to obtain any of such payments by such transfer must give notice of such account to the Fiscal Agent not less than 15 days prior to the date of the payment to be obtained. If a registered Holder fails to give said notice prior to the time limit specified above, or does not so elect, payments of principal (and premium, if any) shall be made against surrender of this Security, and payments of interest shall be made, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the aforementioned register or, in the case of payments of principal (and premium, if any) to such other address as the registered Holder may specify upon such surrender, unless the Fiscal Agent at its discretion accepts such notice given after the time limit specified above, in which case a transfer may be made as described above. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of (and premium, if any, on) and interest on this Security have been made available for payment and either paid or returned to the Issuer as provided herein or in the Fiscal Agency Agreement, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York and in Europe (which, so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, shall include an office or agency in Luxembourg) for the payment of the principal of (and premium, if any, on) and interest on the Securities as herein provided.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:



                                            REPUBLIC OF THE PHILIPPINES



                                            By ____________________________
                                               Name:
                                               Title:







                          CERTIFICATE OF AUTHENTICATION


     This is one of the Securities of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

Date of Authentication:



                                            THE CHASE MANHATTAN BANK,
                                             as Fiscal Agent


                                            By __________________________
                                                   Authorized Signatory

     This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities") issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, dated as of October 4, 1999, as amended or supplemented (herein called the "Fiscal Agency Agreement"), between the Issuer and The Chase Manhattan Bank, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York and, so long as the Securities of this series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, at the office of the Paying Agent hereinafter named in Luxembourg . This Security is one of the Securities of the series designated on the face hereof, limited in aggregate principal amount to U.S.$1,284,215,000. The holder of this Security will be entitled to the benefits of the provisions of the Fiscal Agency Agreement. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof. Interest on this Security will be computed on the basis of a 360-day year, consisting of twelve 30-day months.

     The Securities of this series are subject to Section 19 of the Fiscal Agency Agreement. The provisions of Section 12 of the Fiscal Agency Agreement shall not apply to the Securities of this Series.

     The Securities are the direct, unconditional, unsecured and general obligations of the Issuer and will rank pari passu in priority of payment with all present and future unsecured and unsubordinated External Indebtedness (as defined below) of the Issuer.

     The Securities of this series are issuable only in fully registered form. The Securities are issuable in the authorized denominations of U.S.$2,000 and integral multiples of U.S.$1,000 above that amount.

     The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and has agreed to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Securities and of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or transfer agent or to appoint additional or other registrars or transfer agents or to approve any change in the office through which any security registrar or any transfer agent acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York.

     The transfer of a Security is registrable on the aforementioned register upon surrender of such Security at the corporate trust office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the registered Holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

     At the option of the registered Holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the corporate trust office of the Fiscal Agent. Any registration of exchange will be effected upon the Fiscal Agent being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered Holder making the exchange is entitled to receive. The new Security issued upon such exchange shall be so dated that neither gain nor loss of interest shall result from such exchange. Notwithstanding the foregoing, the exchange of this Security is subject to certain limitations set forth in the Fiscal Agency Agreement.

     In the event of a redemption of the Securities of this series in part, the Issuer shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before, and continuing until, the date notice is given identifying the Securities to be redeemed, or (ii) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

     In case any Security of a series shall at any time become mutilated or destroyed or stolen or lost, and such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent, a new Security of like tenor and date will be issued by the Issuer in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost, but, in the case of any destroyed or stolen or lost Security, only upon receipt of evidence satisfactory to the Issuer and the Fiscal Agent that such Security was destroyed or stolen or lost, and, upon receipt also of indemnity (including, without limitation, an indemnity bond) satisfactory to the Issuer and the Fiscal Agent. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security including, without limitation, the fees and reasonable expenses of the Fiscal Agent and its counsel, shall be borne by the owner of the Security mutilated, destroyed, stolen or lost.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation of the Issuer evidencing the same indebtedness and entitled to the same benefits this Security has at the time of such registration of transfer or exchange.

     No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Security not involving any registration of a transfer.

     Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

     In any case where the due date for the payment of the principal of (and premium, if any, on) or interest on any Security shall be, at any place from which any check in respect thereof is to be mailed or where such Security is to be surrendered for payment or, in the case of payments by transfer, where such transfer is to be made, a day on which banking institutions in The City of New York are authorized or obligated by law to close, then such payment need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment, and no interest shall be payable in respect of any such delay.

     The Issuer shall provide to the Fiscal Agent at its principal corporate trust office in the Borough of Manhattan, The City of New York, on or prior to 10:00 A.M., New York time, one business day prior to the payment date in same day funds, monies in such amounts which (together with any amounts then held by the Fiscal Agent and available for the purpose) are sufficient to make such payment. Any monies provided by the Issuer to the Fiscal Agent for the payment on or in respect of the Securities of this series and remaining unclaimed at the end of two years after such payment shall have become due shall then be returned to the Issuer, and upon the return of such monies all liabilities of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of (or premium, if any, on) or interest on this Security as the same shall become due.

     Notwithstanding the foregoing, the Securities of this series will become void unless presented by the holders to the Fiscal Agent for payment within a period of ten years in the case of principal, and five years in the case of interest, from the respective due dates for payment in respect of such Securities.

     So long as any of the Securities of this series remain outstanding, the Issuer will not create or permit to subsist (a) any mortgage, deed of trust, charge, pledge, lien or other encumbrance or preferential arrangement which has the practical effect of constituting an security interest whether in effect on the issue date or thereafter (a "Lien") upon the whole or any part of its assets or revenues to secure any External Public Indebtedness (as defined below), unless the Issuer shall procure that all amounts payable under the Securities of this series are secured equally and ratably or (b) any preference or priority in respect of any other External Public Indebtedness of the Issuer pursuant to
Article 2244(14) of the Civil Code of the Philippines, or any successor Philippine law providing for preferences or priority in respect of notarized External Public Indebtedness, unless amounts payable under the Securities of this series are granted preference or priority equally and ratably therewith.

     Notwithstanding the above, the Issuer may create or permit the creation of any Lien (i) upon any property or asset (or any interest therein) at the time of purchase, improvement, construction, development or redevelopment thereof solely as security for the payment of the purchase, improvement, construction, development or redevelopment costs of such property or asserts, (ii) securing Refinanced External Public Indebtedness (as defined below), (iii) arising in the ordinary course of banking transactions to secure External Public Indebtedness maturing not more than one year after the date on which such External Public Indebtedness was incurred, (iv) existing on any property or asset at the time of its acquisition or arising after such acquisition pursuant to contractual commitments entered into prior to and not in contemplation of such acquisition, and extensions and renewals of any such Lien which is limited to the original property or asset covered thereby and which secures any extension or renewal of the original secured financing, (v) arising out of the extension, renewal or replacement of any External Public Indebtedness that is permitted to be subject to a Lien pursuant to any of the foregoing clauses (i) or (ii) provided, however, that the principal amount of the External Public Indebtedness so secured is not increased, (vi) which (A) arises pursuant to an attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings or (B) secures the reimbursement obligation under any bond given in connection with the release of property from any Lien referred to in (A) above, provided that in each of (A) and (B) such Lien is released or discharged within one year of its imposition or (vii) arising by operation of law, provided that any such Lien is not created or permitted to be created by the Issuer for the purpose of securing any External Public Indebtedness.

     "Refinanced External Public Indebtedness" means the US$130,760,000 Series A Interest Reduction Bonds Due 2007 issued by the Issuer on December 1, 1992, the US$626,616,000 Series B Interest Reduction Bonds Due 2008 issued by the Issuer on December 1, 1992, the US$153,490,000 Series A Principal Collateralized Interest Reduction Bonds Due 2018 issued by the Issuer on December 1, 1992 and the US$1,740,600,000 Series B Collateralized Interest Reduction Bonds Due 2017 issued by the Issuer on December 1, 1992.

     "External Public Indebtedness" means any External Indebtedness which is in the form of, or represented by, bonds, debentures, notes or other similar instruments or other securities and is, or is eligible to be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

     The Issuer will make all payments of principal of (and premium, if any, on) and interest on this Security without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Republic of the Philippines or by or within any political subdivision thereof or any authority therein having power to tax (a "Philippines Tax"), unless deduction or withholding of such Philippines Tax is compelled by law. In that event the Issuer will pay such additional amounts ("Additional Amounts") as will result in the payment to holders of the Securities of this series of the amounts that would otherwise have been receivable in respect of principal and premium and interest (if any), except that no such Additional Amount shall be payable in respect of any Securities of this series presented for payment:

     (a) by or on behalf of a holder who is subject to such Philippines Tax in respect of this Security by reason of such holder being connected with the Republic of the Philippines (or any political subdivision thereof) otherwise than merely by holding this Security or receiving principal or premium or interest in respect thereof; or

     (b) by or on behalf of a holder who would not be liable for or subject to such withholding or deduction but for the failure of the holder to comply with any reasonable certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, or the holder of this Security, if compliance is required by statute or regulation, or similar governmental action of the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding; or

     (c) more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional payment on presenting the same for payment on the last day of such 30-day period; for this purpose the "relevant date" in relation to this Security means:

          (i) the due date for payment thereof; or

          (ii) (if the full amount of the monies payable on such date has not been received in The City of New York by the Fiscal Agent on or prior to such due date) the date on which, the full amount of such monies having been so received, notice to that effect is duly given to holders of the Securities of this series in accordance with the Fiscal Agency Agreement.

     The Issuer's obligation to pay Additional Amounts in respect of taxes, duties, assessments and governmental charges shall not apply to (a) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge or (b) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from payments of principal of or premium or interest on this Security, provided that the Issuer shall pay all stamp taxes and other duties, if any, that may be imposed by the Republic of the Philippines, the United States or any political subdivision thereof or any taxing authority of or in the foregoing, with respect to the Fiscal Agency Agreement or as a consequence of the issuance of this Security.

     Except as specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of (or premium, if any, on) or interest on any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     The Securities of this series will not be subject to any sinking fund and will not be redeemable except as described below.

     In the event:

     (x) the Issuer shall default in any payment of principal of or premium (if any) on any Security of this series (whether at maturity, upon redemption or otherwise), or in any payment of interest on any Security of this series, and such default shall continue for a period of 30 days,

     (xi) the Issuer shall default in the performance of any other covenant in the Securities of this series and, if such default is capable of remedy, such default shall continue for a period of 60 days after written notice thereof shall have been given to the Issuer at the corporate trust office of the Fiscal Agent in The City of New York by the holder of any Securities of this series,

     (xii) any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any External Public Indebtedness of the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral Ng Pilipinas ("Bangko Sentral")) having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination),

     (xiii) any default shall occur in the payment of principal of, or premium or prepayment charge (if any) or interest on, any External Public Indebtedness of the Issuer having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination), when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto,

     (xiv) the validity of the Securities of this series or the Fiscal Agency Agreement shall be contested by the Issuer or any legislative, executive or judicial body or official of the Issuer which is authorized in each case by law to do so and, acting alone or together with any other such body or official, has the legal power and authority to declare the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable, or the Issuer shall deny any of its obligations under the Securities of this series or the Fiscal Agency Agreement (whether by a general suspension of payments or a moratorium on the payment of debt or otherwise), or any constitutional provision, treaty, convention, law, regulation, official communique, decree, ordinance or policy of the Issuer, or any final and non-appealable decision by any court in the Issuer having jurisdiction, shall render any provision of the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable or shall prevent or delay the performance or observance by the Issuer of any of its obligations thereunder,

     (xv) any constitutional provision, treaty, convention, law, regulation, ordinance, decree, consent, approval, license or other authority necessary to enable the Issuer to make or perform its obligations under the Securities of this series or the Fiscal Agency Agreement, or for the validity or enforceability thereof shall expire without renewal, be withheld, revoked, terminated or otherwise cease to remain in full force and effect, or shall be modified in a manner which is materially prejudicial to the interests of the holders of the Securities of this series,

     (xvi) the Issuer declares a general moratorium with respect to the repayment of the External Indebtedness of either the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral),

     (xvii) the Issuer shall cease to be a member of the International Monetary Fund (the "IMF") or shall cease to be eligible to use the general resources of the IMF or

     (xviii) the Issuer or the central bank of the Issuer (as of the date of hereof, Bangko Sentral) shall not at all times exercise full ownership, power and control over the International Monetary Assets of the Issuer;

provided that in the case of clauses (ii), (v), (vi) and (vii), such event is materially prejudicial to the interests of the holders of the Securities of this series (each of the events described in clauses (i) through (ix) being an "Event of Default"), then, and in every such case, the Fiscal Agent shall, upon the instruction of the Holders of not less than 25% of the aggregate principal amount of the Securities of this series Outstanding (as defined in Section 19 of the Fiscal Agency Agreement) at that time, by written demand given to the Issuer with a copy to the Fiscal Agent, declare the principal amount of all the Securities of this series and the accrued interest thereon to be immediately due and payable, unless prior to receipt of such demand by the Issuer all such Events of Default shall have been cured, waived or otherwise remedied. If any and all existing Events of Default hereunder shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% of the aggregate principal amount of the Securities of this series Outstanding at that time, by written notice to the Issuer and to the Fiscal Agent as set forth in the Fiscal Agency Agreement, by written consent or by a vote at meeting held in accordance with the provisions set forth herein, may, on behalf of all the Holders, rescind and annul any prior declaration of the acceleration of the principal of and interest accrued on the Securities and its consequences, but no such rescission and annulment shall extend to or affect any subsequent default, or shall impair any right consequent thereon.

     Upon payment of the amount of principal so declared due and payable, all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

     As used herein, "External Indebtedness" means any indebtedness that is denominated or payable by its terms in, or at the option of the holder thereof payable in, a currency or currencies other than the currency of the Republic of the Philippines. "Indebtedness" means any indebtedness for money borrowed or any guarantee of indebtedness for money borrowed. No periodic evidence is required to be furnished by the Issuer as to the absence of defaults.

     "International Monetary Assets" means all (i) gold, (ii) Special Drawing Rights, (iii) Reserve Positions in the Fund and (iv) Foreign Exchange.

     "Special Drawing Rights," "Reserve Positions in the Fund" and "Foreign Exchange," have, as to the types of assets included, the meanings given to them in the IMF's publication entitled "International Financial Statistics" or such other meanings as shall be formally adopted by the IMF from time to time.

     For purposes of determining whether the holders of the requisite principal amount of Outstanding Securities of a series are present at a meeting of holders of Securities of this series for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement under the Fiscal Agency Agreement, Securities of this series owned, directly or indirectly, by the Issuer or any public sector instrumentality of the Issuer shall be disregarded and deemed not to be Outstanding, except that in determining whether the Fiscal Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, only Securities of this series which the Fiscal Agent knows to be so owned shall be so disregarded. As used in this paragraph, "public sector instrumentality" means Bangko Sentral, any department, ministry or agency of the Issuer or any corporation, trust, financial institution or other entity majority-owned and controlled by the Issuer or any of the foregoing, and "control" means the power, directly or indirectly, through the ownership of voting securities or other ownership interests or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

     A meeting of holders of the Securities of this series may be called in accordance with the Fiscal Agency Agreement by the Issuer, the Fiscal Agent or the holders of at least 10% in aggregate principal amount of the Securities of this series then Outstanding, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or this Security to be made, given or taken by the holders of the Securities of this series or to modify, amend or supplement the terms of the Securities of this series or the Fiscal Agency Agreement.

     For purposes of a meeting of the holders of the Securities of this series other than a meeting to discuss a Reserved Matter, the persons entitled to vote a majority of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of holders to discuss a Reserved Matter, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of quorum, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the original meeting. To vote at a meeting, a person must either hold Securities of this series Outstanding at that time or be duly appointed as a proxy for a holder of the Securities. The Fiscal Agent will make all rules governing the conduct of any meeting.

     Section 19(c) of the Fiscal Agency Agreement, which section is hereby incorporated mutatis mutandis by reference herein, provides that, (i) at any meeting of holders of the Securities of this series duly called and held pursuant thereto, upon the affirmative vote, of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding (for the avoidance of doubt, not of only the Outstanding Securities of this series represented at such meeting but of all the Securities of this series Outstanding at that time), or (ii) with the written consent of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding, the Issuer and the Fiscal Agent may make any modification, amendment, supplement or waiver of the Fiscal Agency Agreement or the terms and conditions of the Securities of this series that would (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on any Security of this series, (B) reduce the principal amount of, or the portion of such principal amount which is payable upon acceleration of the maturity of, or the interest rate on, or any premium payable upon redemption of, any Security of this series,
(C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of Securities of this series is payable, (D) shorten the period during which the Issuer is not permitted to redeem the Securities of this series, or permit the Issuer to redeem the Securities of this series if, prior to such action, the Issuer is not permitted to do so, (E) reduce the proportion of the principal amount of Securities of this series the vote or consent of the holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the terms and conditions of the Securities of this series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of "Outstanding" with respect to the Securities of this series, (F) change the obligation of the Issuer to pay additional amounts with respect to the Securities of this series, (G) change the governing law provision of the Securities of this series, (H) change the courts to the jurisdiction of which the Issuer has submitted, the Issuer's obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, The City of New York, as set forth in Section 15 of the Fiscal Agency Agreement, or the Issuer's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Securities of this series, as set forth in Section 15 of the Fiscal Agency Agreement, (I) in connection with an exchange offer for the Securities of this series, amend any Event of Default, or (J) change the status of the Securities of this series, as set forth in the terms of the Securities of this series and as described under "Description of the Debt Securities--Status of Debt Securities" in the prospectus, as amended by any prospectus supplement, applicable to the Securities of this series. Each of the actions set forth in clauses (A) through (J) of the preceding sentence is referred to herein as a "Reserved Matter."

     Section 19(b) of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided, (i) upon the affirmative vote of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding represented at a meeting of holders duly called pursuant thereto (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, other than a modification, amendment, supplement or waiver constituting a Reserved Matter (as defined above), and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series, other than a waiver or other action constituting a Reserved Matter.

     Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the registered Holder of this Security and on all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (i) adding to the covenants of the Issuer for the benefit of the holders of Securities, or (ii) surrendering any right or power conferred upon the Issuer, or (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, or (iv) curing any ambiguity or curing, correcting or supplementing any defective provision contained in the Securities or in the Fiscal Agency Agreement, and (v) amending the Fiscal Agency Agreement or the Securities of this series in any other manner which shall not be inconsistent with the provisions of this Security and shall not adversely affect the interests of the registered Holder of this Security, to all of which each holder of any Security, by acceptance thereof, consents.

     The Issuer may from time to time without the consent of the holders of the Securities of this series create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects (or in all respects except for the payment of interest on the Securities of this series (i) scheduled and paid prior to the date of issuance of such notes, bonds or debentures or (ii) payable on the first Interest Payment Date following such date of issuance) so that such further issue shall be consolidated and form a single series with the outstanding notes, bonds and debentures of any series (including the Securities of this series), provided, however, that any such further issue may not have a greater amount of original issue discount for U.S. federal tax purposes than the existing Securities have as of the date of issuance of the further issue. Any further notes, bonds or debentures forming a single series with the outstanding notes, bonds or debentures of any series (including the Securities of this series) constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement.

     No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer to pay the principal of (and premium, if any, on) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     This Security shall be governed by and construed in accordance with the laws of the State of New York, except with respect to authorization, execution and delivery of the Securities of this series and the Fiscal Agency Agreement by the Issuer which shall be governed by the laws of the Republic of the Philippines.

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE FISCAL AGENCY AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE REPUBLIC OF THE PHILIPPINES OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                           REPUBLIC OF THE PHILIPPINES

                          8.375% Global Bonds due 2011


                                                               CUSIP: 718286AV96
                                                          Common Code: 018676362
                                                              ISIN: US718286AV96
No.  R-3                                                       U.S. $284,215,000

     REPUBLIC OF THE PHILIPPINES (herein called the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of TWO HUNDRED EIGHTY-FOUR MILLION TWO HUNDRED FIFTEEN THOUSAND U.S. Dollars (U.S.$284,215,000) on February 15, 2011, and to pay interest thereon from February 26, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing August 15, 2004 (each an "Interest Payment Date"), at the rate of 8.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the "registered Holder") in whose name this Security (or one or more predecessor Securities) is registered in the register of such Securities maintained pursuant to the Fiscal Agency Agreement at the close of business on February 1 or August 1 (whether or not a business day), as the case may be (each a "Regular Record Date"), next preceding such Interest Payment Date; provided, however, that the first payment of interest on any Security originally issued on a date between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date will be made on the Interest

Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner (not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange).

     Principal of (and premium, if any, on) this Security shall be payable in immediately available funds against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of (and premium, if any, on) and interest on this Security shall be made in immediately available funds in accordance with the foregoing and subject to applicable laws and regulations, by (if a registered Holder of greater than U.S.$1,000,000 in aggregate principal amount of Securities of this series so elects) transfer to an account denominated in U.S. dollars which is maintained by the payee with a bank. Each such registered Holder electing to obtain any of such payments by such transfer must give notice of such account to the Fiscal Agent not less than 15 days prior to the date of the payment to be obtained. If a registered Holder fails to give said notice prior to the time limit specified above, or does not so elect, payments of principal (and premium, if any) shall be made against surrender of this Security, and payments of interest shall be made, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the aforementioned register or, in the case of payments of principal (and premium, if any) to such other address as the registered Holder may specify upon such surrender, unless the Fiscal Agent at its discretion accepts such notice given after the time limit specified above, in which case a transfer may be made as described above. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of (and premium, if any, on) and interest on this Security have been made available for payment and either paid or returned to the Issuer as provided herein or in the Fiscal Agency Agreement, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York and in Europe (which, so long as the Securities are listed on the Luxembourg Stock Exchange and such Exchange shall so require, shall include an office or agency in Luxembourg) for the payment of the principal of (and premium, if any, on) and interest on the Securities as herein provided.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                                     REPUBLIC OF THE PHILIPPINES


                                                     By
                                                       -------------------------
                                                       Name:
                                                       Title:


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

Date of Authentication:

                                            THE CHASE MANHATTAN BANK,
                                              as Fiscal Agent


                                            By
                                              ----------------------------------
                                                     Authorized Signatory

     This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities") issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, dated as of October 4, 1999, as amended or supplemented (herein called the "Fiscal Agency Agreement"), between the Issuer and The Chase Manhattan Bank, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York and, so long as the Securities of this series are listed on the Luxembourg Stock Exchange and such Exchange shall so require, at the office of the Paying Agent hereinafter named in Luxembourg. This Security is one of the Securities of the series designated on the face hereof, limited in aggregate principal amount to U.S.$1,284,215,000. The holder of this Security will be entitled to the benefits of the provisions of the Fiscal Agency Agreement. The Fiscal Agency Agreement may be amended from time to time in accordance with the terms thereof. Interest on this Security will be computed on the basis of a 360-day year, consisting of twelve 30-day months.

     The Securities of this series are subject to Section 19 of the Fiscal Agency Agreement. The provisions of Section 12 of the Fiscal Agency Agreement shall not apply to the Securities of this Series.

     The Securities are the direct, unconditional, unsecured and general obligations of the Issuer and will rank pari passu in priority of payment with all present and future unsecured and unsubordinated External Indebtedness (as defined below) of the Issuer.

     The Securities of this series are issuable only in fully registered form. The Securities are issuable in the authorized denominations of U.S.$2,000 and integral multiples of U.S.$1,000 above that amount.

     The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and has agreed to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Securities and of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or transfer agent or to appoint additional or other registrars or transfer agents or to approve any change in the office through which any security registrar or any transfer agent acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York.

     The transfer of a Security is registrable on the aforementioned register upon surrender of such Security at the corporate trust office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the registered Holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

     At the option of the registered Holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the corporate trust office of the Fiscal Agent. Any registration of exchange will be effected upon the Fiscal Agent being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Issuer may from time to time agree with the Fiscal Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the registered Holder making the exchange is entitled to receive. The new Security issued upon such exchange shall be so dated that neither gain nor loss of interest shall result from such exchange. Notwithstanding the foregoing, the exchange of this Security is subject to certain limitations set forth in the Fiscal Agency Agreement.

     In the event of a redemption of the Securities of this series in part, the Issuer shall not be required (i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before, and continuing until, the date notice is given identifying the Securities to be redeemed, or (ii) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

     In case any Security of a series shall at any time become mutilated or destroyed or stolen or lost, and such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent, a new Security of like tenor and date will be issued by the Issuer in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost, but, in the case of any destroyed or stolen or lost Security, only upon receipt of evidence satisfactory to the Issuer and the Fiscal Agent that such Security was destroyed or stolen or lost, and, upon receipt also of indemnity (including, without limitation, an indemnity bond) satisfactory to the Issuer and the Fiscal Agent. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Security including, without limitation, the fees and reasonable expenses of the Fiscal Agent and its counsel, shall be borne by the owner of the Security mutilated, destroyed, stolen or lost.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation of the Issuer evidencing the same indebtedness and entitled to the same benefits this Security has at the time of such registration of transfer or exchange.

     No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Security not involving any registration of a transfer.

     Prior to due presentment of this Security for registration of transfer, the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Issuer nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

     In any case where the due date for the payment of the principal of (and premium, if any, on) or interest on any Security shall be, at any place from which any check in respect thereof is to be mailed or where such Security is to be surrendered for payment or, in the case of payments by transfer, where such transfer is to be made, a day on which banking institutions in The City of New York are authorized or obligated by law to close, then such payment need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment, and no interest shall be payable in respect of any such delay.

     The Issuer shall provide to the Fiscal Agent at its principal corporate trust office in the Borough of Manhattan, The City of New York, on or prior to 10:00 A.M., New York time, one business day prior to the payment date in same day funds, monies in such amounts which (together with any amounts then held by the Fiscal Agent and available for the purpose) are sufficient to make such payment. Any monies provided by the Issuer to the Fiscal Agent for the payment on or in respect of the Securities of this series and remaining unclaimed at the end of two years after such payment shall have become due shall then be returned to the Issuer, and upon the return of such monies all liabilities of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of (or premium, if any, on) or interest on this Security as the same shall become due.

     Notwithstanding the foregoing, the Securities of this series will become void unless presented by the holders to the Fiscal Agent for payment within a period of ten years in the case of principal, and five years in the case of interest, from the respective due dates for payment in respect of such Securities.

     So long as any of the Securities of this series remain outstanding, the Issuer will not create or permit to subsist (a) any mortgage, deed of trust, charge, pledge, lien or other encumbrance or preferential arrangement which has the practical effect of constituting an security interest whether in effect on the issue date or thereafter (a "Lien") upon the whole or any part of its assets or revenues to secure any External Public Indebtedness (as defined below), unless the Issuer shall procure that all amounts payable under the Securities of this series are secured equally and ratably or (b) any preference or priority in respect of any other External Public Indebtedness of the Issuer pursuant to
Article 2244(14) of the Civil Code of the Philippines, or any successor Philippine law providing for preferences or priority in respect of notarized External Public Indebtedness, unless amounts payable under the Securities of this series are granted preference or priority equally and ratably therewith.

     Notwithstanding the above, the Issuer may create or permit the creation of any Lien (i) upon any property or asset (or any interest therein) at the time of purchase, improvement, construction, development or redevelopment thereof solely as security for the payment of the purchase, improvement, construction, development or redevelopment costs of such property or asserts, (ii) securing Refinanced External Public Indebtedness (as defined below), (iii) arising in the ordinary course of banking transactions to secure External Public Indebtedness maturing not more than one year after the date on which such External Public Indebtedness was incurred, (iv) existing on any property or asset at the time of its acquisition or arising after such acquisition pursuant to contractual commitments entered into prior to and not in contemplation of such acquisition, and extensions and renewals of any such Lien which is limited to the original property or asset covered thereby and which secures any extension or renewal of the original secured financing, (v) arising out of the extension, renewal or replacement of any External Public Indebtedness that is permitted to be subject to a Lien pursuant to any of the foregoing clauses (i) or (ii) provided, however, that the principal amount of the External Public Indebtedness so secured is not increased, (vi) which (A) arises pursuant to an attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings or (B) secures the reimbursement obligation under any bond given in connection with the release of property from any Lien referred to in (A) above, provided that in each of (A) and (B) such Lien is released or discharged within one year of its imposition or (vii) arising by operation of law, provided that any such Lien is not created or permitted to be created by the Issuer for the purpose of securing any External Public Indebtedness.

     "Refinanced External Public Indebtedness" means the US$130,760,000 Series A Interest Reduction Bonds Due 2007 issued by the Issuer on December 1, 1992, the US$626,616,000 Series B Interest Reduction Bonds Due 2008 issued by the Issuer on December 1, 1992, the US$153,490,000 Series A Principal Collateralized Interest Reduction Bonds Due 2018 issued by the Issuer on December 1, 1992 and the US$1,740,600,000 Series B Collateralized Interest Reduction Bonds Due 2017 issued by the Issuer on December 1, 1992.

     "External Public Indebtedness" means any External Indebtedness which is in the form of, or represented by, bonds, debentures, notes or other similar instruments or other securities and is, or is eligible to be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

     The Issuer will make all payments of principal of (and premium, if any, on) and interest on this Security without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Republic of the Philippines or by or within any political subdivision thereof or any authority therein having power to tax (a "Philippines Tax"), unless deduction or withholding of such Philippines Tax is compelled by law. In that event the Issuer will pay such additional amounts ("Additional Amounts") as will result in the payment to holders of the Securities of this series of the amounts that would otherwise have been receivable in respect of principal and premium and interest (if any), except that no such Additional Amount shall be payable in respect of any Securities of this series presented for payment:

     (a) by or on behalf of a holder who is subject to such Philippines Tax in respect of this Security by reason of such holder being connected with the Republic of the Philippines (or any political subdivision thereof) otherwise than merely by holding this Security or receiving principal or premium or interest in respect thereof; or

     (b) by or on behalf of a holder who would not be liable for or subject to such withholding or deduction but for the failure of the holder to comply with any reasonable certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, or the holder of this Security, if compliance is required by statute or regulation, or similar governmental action of the Republic of the Philippines, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding; or

     (c) more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional payment on presenting the same for payment on the last day of such 30-day period; for this purpose the "relevant date" in relation to this Security means:

          (i) the due date for payment thereof; or

          (ii) (if the full amount of the monies payable on such date has not been received in The City of New York by the Fiscal Agent on or prior to such due date) the date on which, the full amount of such monies having been so received, notice to that effect is duly given to holders of the Securities of this series in accordance with the Fiscal Agency Agreement.

     The Issuer's obligation to pay Additional Amounts in respect of taxes, duties, assessments and governmental charges shall not apply to (a) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge or (b) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from payments of principal of or premium or interest on this Security, provided that the Issuer shall pay all stamp taxes and other duties, if any, that may be imposed by the Republic of the Philippines, the United States or any political subdivision thereof or any taxing authority of or in the foregoing, with respect to the Fiscal Agency Agreement or as a consequence of the issuance of this Security.

     Except as specifically provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of (or premium, if any, on) or interest on any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     The Securities of this series will not be subject to any sinking fund and will not be redeemable except as described below.

     In the event:

     (xix) the Issuer shall default in any payment of principal of or premium (if any) on any Security of this series (whether at maturity, upon redemption or otherwise), or in any payment of interest on any Security of this series, and such default shall continue for a period of 30 days,

     (xx) the Issuer shall default in the performance of any other covenant in the Securities of this series and, if such default is capable of remedy, such default shall continue for a period of 60 days after written notice thereof shall have been given to the Issuer at the corporate trust office of the Fiscal Agent in The City of New York by the holder of any Securities of this series,

     (xxi) any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any External Public Indebtedness of the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral Ng Pilipinas ("Bangko Sentral")) having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination),

     (xxii) any default shall occur in the payment of principal of, or premium or prepayment charge (if any) or interest on, any External Public Indebtedness of the Issuer having an aggregate principal amount equal to or in excess of US$25,000,000 or its equivalent (determined on the basis of the middle spot rate for the relevant currency against the U.S. dollar as quoted by The Chase Manhattan Bank on the date of determination), when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto,

     (xxiii) the validity of the Securities of this series or the Fiscal Agency Agreement shall be contested by the Issuer or any legislative, executive or judicial body or official of the Issuer which is authorized in each case by law to do so and, acting alone or together with any other such body or official, has the legal power and authority to declare the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable, or the Issuer shall deny any of its obligations under the Securities of this series or the Fiscal Agency Agreement (whether by a general suspension of payments or a moratorium on the payment of debt or otherwise), or any constitutional provision, treaty, convention, law, regulation, official communique, decree, ordinance or policy of the Issuer, or any final and non-appealable decision by any court in the Issuer having jurisdiction, shall render any provision of the Securities of this series or the Fiscal Agency Agreement invalid or unenforceable or shall prevent or delay the performance or observance by the Issuer of any of its obligations thereunder,

     (xxiv) any constitutional provision, treaty, convention, law, regulation, ordinance, decree, consent, approval, license or other authority necessary to enable the Issuer to make or perform its obligations under the Securities of this series or the Fiscal Agency Agreement, or for the validity or enforceability thereof shall expire without renewal, be withheld, revoked, terminated or otherwise cease to remain in full force and effect, or shall be modified in a manner which is materially prejudicial to the interests of the holders of the Securities of this series,

     (xxv) the Issuer declares a general moratorium with respect to the repayment of the External Indebtedness of either the Issuer or of the central bank of the Issuer (as of the date hereof, Bangko Sentral),

     (xxvi) the Issuer shall cease to be a member of the International Monetary Fund (the "IMF") or shall cease to be eligible to use the general resources of the IMF or

     (xxvii) the Issuer or the central bank of the Issuer (as of the date of hereof, Bangko Sentral) shall not at all times exercise full ownership, power and control over the International Monetary Assets of the Issuer;

provided that in the case of clauses (ii), (v), (vi) and (vii), such event is materially prejudicial to the interests of the holders of the Securities of this series (each of the events described in clauses (i) through (ix) being an "Event of Default"), then, and in every such case, the Fiscal Agent shall, upon the instruction of the Holders of not less than 25% of the aggregate principal amount of the Securities of this series Outstanding (as defined in Section 19 of the Fiscal Agency Agreement) at that time, by written demand given to the Issuer with a copy to the Fiscal Agent, declare the principal amount of all the Securities of this series and the accrued interest thereon to be immediately due and payable, unless prior to receipt of such demand by the Issuer all such Events of Default shall have been cured, waived or otherwise remedied. If any and all existing Events of Default hereunder shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% of the aggregate principal amount of the Securities of this series Outstanding at that time, by written notice to the Issuer and to the Fiscal Agent as set forth in the Fiscal Agency Agreement, by written consent or by a vote at meeting held in accordance with the provisions set forth herein, may, on behalf of all the Holders, rescind and annul any prior declaration of the acceleration of the principal of and interest accrued on the Securities and its consequences, but no such rescission and annulment shall extend to or affect any subsequent default, or shall impair any right consequent thereon.

     Upon payment of the amount of principal so declared due and payable, all of the Issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

     As used herein, "External Indebtedness" means any indebtedness that is denominated or payable by its terms in, or at the option of the holder thereof payable in, a currency or currencies other than the currency of the Republic of the Philippines. "Indebtedness" means any indebtedness for money borrowed or any guarantee of indebtedness for money borrowed. No periodic evidence is required to be furnished by the Issuer as to the absence of defaults.

     "International Monetary Assets" means all (i) gold, (ii) Special Drawing Rights, (iii) Reserve Positions in the Fund and (iv) Foreign Exchange.

     "Special Drawing Rights," "Reserve Positions in the Fund" and "Foreign Exchange," have, as to the types of assets included, the meanings given to them in the IMF's publication entitled "International Financial Statistics" or such other meanings as shall be formally adopted by the IMF from time to time.

     For purposes of determining whether the holders of the requisite principal amount of Outstanding Securities of a series are present at a meeting of holders of Securities of this series for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement under the Fiscal Agency Agreement, Securities of this series owned, directly or indirectly, by the Issuer or any public sector instrumentality of the Issuer shall be disregarded and deemed not to be Outstanding, except that in determining whether the Fiscal Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement, only Securities of this series which the Fiscal Agent knows to be so owned shall be so disregarded. As used in this paragraph, "public sector instrumentality" means Bangko Sentral, any department, ministry or agency of the Issuer or any corporation, trust, financial institution or other entity majority-owned and controlled by the Issuer or any of the foregoing, and "control" means the power, directly or indirectly, through the ownership of voting securities or other ownership interests or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

     A meeting of holders of the Securities of this series may be called in accordance with the Fiscal Agency Agreement by the Issuer, the Fiscal Agent or the holders of at least 10% in aggregate principal amount of the Securities of this series then Outstanding, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or this Security to be made, given or taken by the holders of the Securities of this series or to modify, amend or supplement the terms of the Securities of this series or the Fiscal Agency Agreement.

     For purposes of a meeting of the holders of the Securities of this series other than a meeting to discuss a Reserved Matter, the persons entitled to vote a majority of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of holders to discuss a Reserved Matter, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of quorum, the persons entitled to vote 75% of the aggregate principal amount of the Securities of this series Outstanding at that time shall constitute a quorum for the taking of any action set forth in the original meeting. To vote at a meeting, a person must either hold Securities of this series Outstanding at that time or be duly appointed as a proxy for a holder of the Securities. The Fiscal Agent will make all rules governing the conduct of any meeting.

     Section 19(c) of the Fiscal Agency Agreement, which section is hereby incorporated mutatis mutandis by reference herein, provides that, (i) at any meeting of holders of the Securities of this series duly called and held pursuant thereto, upon the affirmative vote, of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding (for the avoidance of doubt, not of only the Outstanding Securities of this series represented at such meeting but of all the Securities of this series Outstanding at that time), or (ii) with the written consent of the holders of not less than 75% of the aggregate principal amount of the Securities of this series then Outstanding, the Issuer and the Fiscal Agent may make any modification, amendment, supplement or waiver of the Fiscal Agency Agreement or the terms and conditions of the Securities of this series that would (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on any Security of this series, (B) reduce the principal amount of, or the portion of such principal amount which is payable upon acceleration of the maturity of, or the interest rate on, or any premium payable upon redemption of, any Security of this series,
(C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of Securities of this series is payable, (D) shorten the period during which the Issuer is not permitted to redeem the Securities of this series, or permit the Issuer to redeem the Securities of this series if, prior to such action, the Issuer is not permitted to do so, (E) reduce the proportion of the principal amount of Securities of this series the vote or consent of the holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the terms and conditions of the Securities of this series or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of "Outstanding" with respect to the Securities of this series, (F) change the obligation of the Issuer to pay additional amounts with respect to the Securities of this series, (G) change the governing law provision of the Securities of this series, (H) change the courts to the jurisdiction of which the Issuer has submitted, the Issuer's obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, The City of New York, as set forth in Section 15 of the Fiscal Agency Agreement, or the Issuer's waiver of immunity, in respect of actions or proceedings brought by any holder based upon the Securities of this series, as set forth in Section 15 of the Fiscal Agency Agreement, (I) in connection with an exchange offer for the Securities of this series, amend any Event of Default, or (J) change the status of the Securities of this series, as set forth in the terms of the Securities of this series and as described under "Description of the Debt Securities--Status of Debt Securities" in the prospectus, as amended by any prospectus supplement, applicable to the Securities of this series. Each of the actions set forth in clauses (A) through (J) of the preceding sentence is referred to herein as a "Reserved Matter."

     Section 19(b) of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided, (i) upon the affirmative vote of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding represented at a meeting of holders duly called pursuant thereto (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), or (ii) with the written consent of the holders of not less than 66 2/3% of the aggregate principal amount of the Securities of this series then Outstanding (or of such other percentage as may be set forth in the text of this Security with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend, supplement or waive the terms of the Securities of this series or, insofar as respects the Securities of this series, the Fiscal Agency Agreement, in any way, other than a modification, amendment, supplement or waiver constituting a Reserved Matter (as defined above), and the holders of the Securities of this series may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Fiscal Agency Agreement or the Securities of this series to be made, given or taken by the holders of the Securities of this series, other than a waiver or other action constituting a Reserved Matter.

     Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the registered Holder of this Security and on all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities, for the purpose of (i) adding to the covenants of the Issuer for the benefit of the holders of Securities, or (ii) surrendering any right or power conferred upon the Issuer, or (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, or (iv) curing any ambiguity or curing, correcting or supplementing any defective provision contained in the Securities or in the Fiscal Agency Agreement, and (v) amending the Fiscal Agency Agreement or the Securities of this series in any other manner which shall not be inconsistent with the provisions of this Security and shall not adversely affect the interests of the registered Holder of this Security, to all of which each holder of any Security, by acceptance thereof, consents.

     The Issuer may from time to time without the consent of the holders of the Securities of this series create and issue further notes, bonds or debentures having the same terms and conditions as the Securities of this series in all respects (or in all respects except for the payment of interest on the Securities of this series (i) scheduled and paid prior to the date of issuance of such notes, bonds or debentures or (ii) payable on the first Interest Payment Date following such date of issuance) so that such further issue shall be consolidated and form a single series with the outstanding notes, bonds and debentures of any series (including the Securities of this series), provided, however, that any such further issue may not have a greater amount of original issue discount for U.S. federal tax purposes than the existing Securities have as of the date of issuance of the further issue. Any further notes, bonds or debentures forming a single series with the outstanding notes, bonds or debentures of any series (including the Securities of this series) constituted by the Fiscal Agency Agreement or any agreement supplemental to it shall, and any other notes, bonds or debentures may (with the consent of the Fiscal Agent), be constituted by an agreement supplemental to the Fiscal Agency Agreement.

     No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer to pay the principal of (and premium, if any, on) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     This Security shall be governed by and construed in accordance with the laws of the State of New York, except with respect to authorization, execution and delivery of the Securities of this series and the Fiscal Agency Agreement by the Issuer which shall be governed by the laws of the Republic of the Philippines.